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 COMMON STOCK                    ICON CMT CORP.                   COMMON STOCK
PAR VALUE $.001                                                CUSIP 450918 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that



IS THE OWNER OF


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF


ICON CMT CORP. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
   This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
   WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL]

/s/ Richard M. Brown                        /s/ Scott A. Baxter
-------------------------------            -------------------------------------
SECRETARY                                  CHIEF EXECUTIVE OFFICER AND PRESIDENT

Countersigned and Registered:
    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                Transfer Agent and Registrar
By
                        Authorized Signature






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                                 ICON CMT CORP.


   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT - ..............Custodian ..............
                                                                     (Cust)                  (Minor)
TEN ENT - as tenants by the entireties                                under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                                 Act .............................
          of survivorship and not as                                                 (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list

For value received, ___________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

 ................................................................................


 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................


 ................................................................................


 ..........................................................................Shares
of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint .............................................


 ................................................................................
Attorney to transfer the said Capital stock on the books of the within named Corporation with full power of substitution in the premises.


Dated, ...............................


                                       .........................................

SIGNATURE GUARANTEED:

By ______________________________________________
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
   ELIGIBLE GUARANTOR INSTITUTION. (Banks,
   Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN
   APPROVED SIGNATURE GUARANTEE MEDALLION
   PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.



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